Exhibit 10.1

Shareholder Loan Agreement
between
AMERICAN CAPITAL STRATEGIES, LTD.
as Lender
and
DOSIMETRY ACQUISITIONS (FRANCE)
as Borrower

2, rue de la Baume
75008 Paris

SHAREHOLDER LOAN AGREEMENT
THIS SHAREHOLDER LOAN AGREEMENT (the “Agreement”) IS DATED 23 SEPTEMBER 2005 AND MADE BETWEEN:
1.	AMERICAN CAPITAL STRATEGIES, LTD., a company incorporated under the laws of Delaware, with registered office at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 (hereafter the “Lender”); and

2.	DOSIMETRY ACQUISITIONS (FRANCE), a simplified joint stock company (société par actions simplifiée) company incorporated under the laws of France, with registered office at 75, boulevard Haussman — 75008 Paris (France), with registration number 453 885 626 R.C.S Paris, (hereafter the “Borrower”).
WHEREAS:
1.	Pursuant to a credit facility agreement dated 24 June 2002 as amended on 23 June 2004 (the “Credit Facility Agreement”) BNP Paribas and Lyonnaise de Banque have made available to Synodys credit facilities of a principal total maximum amount of EUR 10,300,000.

2.	Pursuant to a letter dated 15 September 2005, BNP Paribas has declared the outstanding principal amount under the Credit Facility Agreement together with the related accrued interest and late interest to be due and payable by Synodys on 30 September 2005 (the “Amount To Be Repaid”).

3.	The Borrower has requested from the Lender, and the Lender has accepted to grant, a term loan in a maximum principal amount not exceeding €6,562,641.48 (the “Shareholder Loan”).
IT IS AGREED AS FOLLOWS:
1.	Definitions

In this Agreement (including the Recitals), unless a contrary indication appears, capitalized terms and expressions shall have the meaning given to them in the clause or paragraph of the Agreement where they first appear.

The following terms and expressions shall have the meaning given to them below.

“Advance”	means the principal amount of each advance made or to be made available under the Shareholder Loan, as reduced from time to time by repayment or prepayment.

“Applicable Interest Rate”	means the rate determined under Clause 4.1 below.

“EURIBOR”	means, for each Advance, the rate per annum of the offered quotation for deposits in the currency of the relevant Advance or unpaid sum for a period equal or comparable to the required period which appears on Telerate Page 248 at or about 11.00 a.m. (Brussels time) two business days before the first day of the relevant Interest Period.

“Interest Period”	means each interest period referred to in Clause 4.3 below.

“Maturity Date”	means the last day of an Interest Period for an Advance.

“Repayment Date”	means the date falling one year after the date of this Agreement.

“Synodys”	means Synodys, a société anonyme à directoire et conseil de surveillance (with a directory board and a supervisory board) incorporated under the laws of France, with registered office at Calès, route d’Eyguières, 13113 Lamanon, France, with registration number 382 192 102 (RCS Tarascon)
2.	Shareholder Loan

2.1.	The Shareholder Loan

Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make available the Shareholder Loan to the Borrower.

2.2.	Purpose

The Shareholder Loan shall be used by the Borrower to pay the Amount To Be Repaid.

2.3.	Availability

The Shareholder Loan will be available by way of two Advances denominated in Euro as follows:
(a)	an Advance in an amount of EUR 265,939.00 in aggregate to be made available on the date of this Agreement; and

(b)	an Advance in an amount of EUR 6,296,702.48 in aggregate to be made available on the date first notified by the Borrower to the Lender.
3.	Repayment of the Shareholder Loan

3.1.	Scheduled Repayment
(a)	The Borrower will repay each Advance on its Maturity Date. Any amount repaid may be redrawn.

(b)	On the Repayment Date:
(i)	the Shareholder Loan will expire and the commitment of the Lender under this Agreement will be reduced to zero; and

(ii)	the Borrower will repay or prepay all amounts outstanding and owed by it in relation to the Shareholder Loan.
3.2.	Voluntary Repayments

The Borrower may voluntarily prepay all or part of the Shareholder Loan at any time without prepayment fee or premium.

3.3.	Common provision

Any repayment or prepayment under this Agreement must me accompanied by accrued interest on the amount repaid or prepaid.

4.	Interest

4.1.	Interest Rate

The applicable interest rate on the Shareholder Loan is the aggregate of (i) EURIBOR 3 months and (ii) a rate of 2.00% per annum.

4.2.	Calculation

Interest will accrue daily from and including the first day of drawing of each Advance and be calculated on the basis of a 360 day year.

4.3.	Interest Period

Interest period shall have a duration of three months.

4.4.	Payment

Interest shall be compounded in accordance with clause 5.6 below and paid together with the underlying principal.

4.5.	Taux Effectif Global

For the purpose of articles L.313-4 and L. 313-5 of the French Monetary and Financial Code (Code Monétaire et Financier) and articles L. 313-1 to L. 313-6 of the French Consummation Code (Code de la Consommation), the applicable effective global rate (taux effectif global) amounts to 4.1350 % per annum.

4.6.	Compounding

Any unpaid interest will be compounded only if, within the meaning of Article 1154 of the Civil Code, such interest is due for a period of at least one year.

5.	Payments

All payments shall be under this Agreement shall be made:
(a)	in Euro;

(b)	in full without set-off or counterclaim and not subject to any condition and free and clear of and without any deduction or withholding; and

(c)	on a day which is a business day (should a payment occur on a day which is not a business day, such payment shall occur on the immediately succeeding business day).
6.	Invalidity

If any provision of this Agreement is or becomes prohibited or unenforceable in any jurisdiction, that shall not affect the validity or enforceability of any other provision hereof or the validity or enforceability of such provision in any other jurisdiction.

7.	Governing law

This Agreement shall be governed by and construed in accordance with the laws of France.

8.	Jurisdiction

The parties irrevocably agree that the Commercial Court of Paris is to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.
On the date stated at the beginning of this Agreement in 2 original copies

The Lender	The Borrower
AMERICAN CAPITAL STRATEGIES, LTD.,	DOSIMETRY ACQUISITIONS (FRANCE)

/s/ Todd Wilson	/s/ Robert Klein
By: Todd Wilson	By: Robert Klein
Duly authorized thereto	Duly authorized thereto

6

SYNODYS
Société anonyme à directoire et conseil de surveillance
Au capital de 3.476.070 euros
Siège social : Lieu-dit Calès
13 113 Lamanon
382 192 102 RCS Tarascon

PROCÈS-VERBAL DES DÉLIBÉRATIONS
DU CONSEIL DE SURVEILLANCE
DU 22 SEPTEMBRE 2005
L’an deux mil cinq,
Le vingt-deux septembre,
A 6 heures,
Les membres du conseil de surveillance (le «Conseil»)>) de la société Synodys (la «Société») se sont réunis en conseili sur convocation du président du Conseil (le «Président»).
Sont présents :
•	Monsieur Robert Klein, Président du Conseil,

•	Monsieur Todd Wilson,

•	Monsieur Brian Graff
La séance est ouverte sous la présidence de Monsieur Robert Klein.
Monsieur Todd Wilson assure les fonctions de secrétaire de séance.
Le Président constate que plus de la moitié des membres du Conseil étant presents, celui-ci peut valablement déliberer.
Le Président rappelle que l’ordre du jour est le suivant :
1.	Conclusion d’un accord transactionnel avec Monsieur Philippe Destenbert; et

2.	Questions diverses
1.	Conclusion d’un accord transactionnel avec Monsieur Philippe Destenbert

Le Président rappelle que lors de la réunion du Conseil en date du 21 septembre 2005, et en raison des divergences de vue majeures entre le Conseil de Surveillance et Monsieur Philippe Destenbert sur la stratégie et la conduite des affaires de la Société, le Conseil, après avoir mis Monsieur Philippe Destenbert en mesure de présenter préalablement ses observations, a décidé, à l’unanimité, de mettre fin aux fonctions de Monsieur Philippe Destenbert de Président et membre du Directoire de la Société.

Le Président rappelle que lors de la réunion Monsieur Philippe Destenbert a contesté les circonstances de cette cessation. Eu égard à ce risque, et après avoir en délibéré, le Conseil de Surveillance, à l’unanimité, a donné a son Président mandat de trouver un accord transactionnel avec Monsieur Philippe Destenbert.

Le Président expose ensuite que des discussions ont eu lieu entre lui et Monsieur Philippe Destenbert et son conseil depuis ladite réunion du Conseil et qu’un projet d’accord transactionnel a été établi.

Le Président présente les termes de ce projet d’accord transactionnel et les raisons pour lesquelles it pense que ce projet est conforme aux intérêts de la Société.

Après en avoir délibéré, et connaissance prise du projet d’accord transactionnel entre la Société et Monsieur Philippe Destenbert, le Conseil décide, à l’unanimité, d’autoriser les termes et la conclusion dudit accord transactionnel.

2.	Questions diverses

Plus rien n’étant a l’ordre du jour, la séance est levée.
* * *
II a été dressé le présent procès-verbal qui, après lecture, a été signé par le Président, et tous les personnes présentes.

/s/ Robert Klein	/s/ Todd Wilson

Robert Klein	Todd Wilson
Président	Membre du Conseil

/s/ Brian Graff

Brian Graff
Membre du Conseil

2

SYNODYS
Société anonyme à directoire et conseil de surveillance
Au capital de 3.476.070 euros
Siège social : Lieu-dit “Calès” Route d’Eyguieres
13 113 Lamanon
382 192 102 RCS Tarascon
Feuille de présence à la réunion du Conseil de Surveillance
en date du 22 septembre 2005

Membre du conseil	Représentant	Signature

Monsieur Rob Klein		/s/ Robert Klein

Monsieur Todd Wilson		/s/ Todd Wilson

Monsieur Brian Graff	Monsieur Todd Wilson	/s/ Todd Wilson

3

SYNODYS
Sociétés Anonyme à Directoire et Conseil de Surveillance
au capital de 3.476.070 euros
Siège social: Lieudit “Calès” Route d’Eyguières — 13113 Lamanon
382 192 102 RCS Tarascon
Monsieur Philippe Destenbert
Chemin du Cros
13510 Eguilles
Le 16 septembre 2005
Objet : Convocation au Conseil de Surveillance en date du 21 septembre 2005
Monsieur,
Nous avons l’honneur de vous convoquer à la réunion du Conseil de Surveillance de la Société qui se tiendra dans les bureaux de European Capital (ECAS) au 55 avenue Hoche, 75008 Paris, le mercredi 21 septembre 2005 à 10 heures, à l’effet de délibérer sur l’ordre du jour suivant :
1.	Questions relatives à la direction de la Société — Révocation et remplacement de Monsieur Philippe Destenbert de ses fonctions de président et membre du directoire de la Société ;

2.	Questions diverses.
Nous espérons votre présence et vous prions d’agréer, Monsieur, l’expression de nos sentiments distingués.

/s/ Robert Klein
Le Président du Conseil de Surveillance
Robert Klein

Monsieur Barthélémy VIVES
Les Lieutauds
3119, Route d’Alleins
13560 SENAS
Lettre remise en mains propres contre décharge
Cher Monsieur,
Lamanon, le 29 septembre 2005
Pour faire suite à nos récents entretiens, jai le plaisir de vous confirmer par la présente les termes de notre accord.
Le Conseil de Surveillance de la société a été convoqué le 29 septembre 2005 à 1’effet de nommer le nouveau Président de la société, en remplacement de Monsieur Destenbert.
Dans I’hypothèse où vous soyez nommé et où vous acceptiez ce mandat, nous vows confirmons que votre contrat de travail actuellement en vigueur sera suspendu pour la durée de votre mandat et reprendra plein effet dans toutes ses dispositions en cas de démission de votre part ou de révocation a l’initiative de la société.
Les termes de votre contrat et en particulier de l’avenant régularisé le 17 juillet 2003, vous octroyant un préavis augmenté de 6 mois et une indemnité de licenciement augmentée de 6 mois en cas de licenciement économique et de 12 mois dans les autres cas, en sus des indemnités prévues à cet égard par la convention collective de la métallurgie, reprendront leur plein effet.
La durée de votre ancienneté retenue pour le calcul de vos droits comprendra la durée de votre emploi salarié majorée de la durée de votre mandat.
Nous vous prions d’agréer, Cher Monsieur, l’expression de nos sinceres salutations,
/s/ Robert Klein

Rob Klein
Président du Conseil de Surveillance

société anonyme à directoire et conseil de surveillance au capital de 3 476 070 € RCS : Tarascon B 382 192 102, Siret : 382 192 102 00020 N° intracommunautaire : FR 40 382 192 102	Lieu-dit Calès BP 1, FR-13113 Lamanon Tel. +33(0)4 90 59 59 59 Fax +33(0)4 90 59 55 18 www.synodys.com

MGP INSTRUMENTS SA
Société anonyme à conseil d’administration
Au capital de 2.025.000 euros
Siège social : Lieu-dit “Calès”
13 113 Lamanon
303 375 406 RCS Tarascon
Synodys
Lieu-dit “Calès” Route d’Eyguières
13 113 Lamanon
Le 23 septembre 2005
Objet : Convocation à l’Assemblée Générale Ordinaire des actionnaires en date du 29 septembre 2005
Monsieur,
Compte tenu de la démission de Monsieur Philippe Destenbert de ses fonctions de membres et président du conseil d’administration de la société en date de ce jour et de ce que le nombre d’administrateurs de la Société est devenu inférieur au minimum légal, nous avons l’honneur, conformément à l’article L.225-24 du Code de commerce, de convoquer une Assemblée Générale Ordinaire des actionnaires de la Société en vue de compléter l’effectif du Conseil d’administration.
Compte tenu de l’urgence, cette assemblée se tiendra au siège social le jeudi 29 septembre 2005 à           , à l’effet de délibérer sur l’ordre du jour suivant :
•	Renouvellement des membres du Conseil d’Administration,

•	Questions diverses,

•	Pouvoirs pour les formalités.
Une formule de procuration ou de vote par correspondance sera remise ou adressée à tout actionnaire qui en fera la demande par lettre recommandée avec accusé de réception à la Société.
Nous vous prions d’agréer, Monsieur, l’expression de nos sentiments distingués.

/s/ Barthelemy Vives Monsieur Barthélémy Vives	/s/ Robert Klein Synodys
Administrateur	Administrateur
Représentée par Monsieur Robert Klein

REGISTRE DU COMMERCE ET DES SOCIETES

DECLARATION DE NON CONDAMNATION
et
ATTESTATION DE FILIATION
EN APPLICATION DE L’ARTICLE 17 DE L’ARRETE
DU 9 FEVRIER 1988
Je soussigné (e) : Antony Besso
Né (e) le : 26/10/1969
A: Montréal, Québec, Canada
de (prénoms et nom du pere): Marc Joseph Besso
et de (prénoms et nom de jeune fille de la mère): Francis Joyce Seaman demeurant: 46 avenue Niel, Paris, France, 75017
Déclare sur l’honneur, conformément à l’article 17 de l’arrêté du 9 février 1988 pris à la suite du décret n° 84-406 du 30 mai 1984, relatif au registre du commerce et des sociétés, n’avoir fait l’objet d’aucune condamnation pénale ni de sanction civile ou administrative de nature a m’interdire — soit d’exercer une activité commerciale — soit de gérer, d’administrer ou de diriger une personne morale.
Fait à Paris
Le 22, septembre 2005
Signature:	/s/ Antony Besso
Rappel: Article L. 123-5 du Code de commerce
(Ordonnance n°2000-9I6 du 19 septembre 2000 art. 3 Journal Officiel du 22 septembre 2000 en vigueur le ler janvier 2002)
Le fait de donner, de mauvaise foi, des indications inexactes ou incompletes en vue dune immatriculation, d’une radiation ou d’une mention complémentaire ou rectificative au registre du commerce et des sociétés est puni d’une amende de 4500 euros et d’un emprisonnement de six mois.
Les dispositions des deuxième et troisième alinéas de l’article L. 123-4 sont applicables dans les cas prévus au présent article.

Monsieur Antony Besso
46, avenue Niel
75017 Paris
France
Synodys
Lieu-dit “Calès” Route d’Eyguières
13 113 Lamanon
Le 23 septembre 2005
A l’attention de Monsieur le Président du
Conseil de Surveillance
Le 21 septembre 2005
Monsieur le Président,
Je vous confirme par la présente accepter, par avance, les fonctions de membre du Directoire dans l’hypothèse le Conseil de Surveillance en date de ce jour viendrait à me nommer.
Par ailleurs, je vous confirme ne faire l’objet d’aucune incompatibilité, interdiction et déchéance de nature à m’interdire l’exercice de ces fonctions.
Je vous précise ci-après mon état civil : marié
Nom : Antony Besso
Date et lieu de naissance : 26/19/1969, Montréal, Québec, Canada
Nationalité : Canadienne
Adresse : 46, avenue Niel, Paris, 75017
Je vous prie d’agréer, Monsieur le Président, l’expression de mes sentiments distingués.
/s/ Antony Besso

Antony Besso